UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 12, 2014

Platform Specialty Products Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5200 Blue Lagoon Drive Suite 855 Miami, FL	33126
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 575-5850

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Platform Specialty Products Corporation Amended and Restated 2013 Incentive Compensation Plan

At the annual meeting of Platform Specialty Products Corporation (“Platform”) held on June 12, 2014 (the “2014 Annual Meeting”), the stockholders of Platform duly approved the adoption of Platform Specialty Products Corporation Amended and Restated 2013 Incentive Compensation Plan (the “2013 Plan”). The persons eligible to receive awards under the 2013 Plan are the officers, directors, employees, consultants and other persons who provide services to Platform or any related entity (as defined in the 2013 Plan). The 2013 Plan was approved by Platform’s Board of Directors on December 16, 2013, and became effective upon Platform effecting its domestication under the laws of the State of Delaware on January 22, 2014, subject to stockholder approval within 12 months. The total number of shares of common stock of Platform that may be subject to the granting of awards under the 2013 Plan is equal to 15,500,000 shares, of which approximately 15,146,350 shares are currently available.

A more detailed summary of the 2013 Plan is set forth in Proposal 4 included in Platform’s Definitive Proxy Statement for the 2014 Annual Meeting, as filed with the Securities and Exchange Commission on April 25, 2014 (the “Definitive Proxy Statement”).

The description of the 2013 Plan contained herein is qualified in its entirety by reference to the full text of the 2013 Plan, a copy of which is filed as Exhibit 10.1 of this Current Report on Form 8-K, and is incorporated herein by reference.

Adoption of Platform Specialty Products Corporation 2014 Employee Stock Purchase Plan

At the 2014 Annual Meeting, the stockholders of Platform also duly approved the adoption of Platform Specialty Products Corporation 2014 Employee Stock Purchase Plan (the “2014 Plan”). The persons eligible to participate in the 2014 Plan are employees of Platform and designated subsidiaries. The 2014 Plan was approved by Platform’s Board of Directors on March 6, 2014, and became effective on such date, subject to stockholder approval within 12 months. 5,178,815 shares of common stock of Platform will be reserved for issuance under the 2014 Plan.

A more detailed summary of the 2014 Plan is set forth in Proposal 5 included in Platform’s Definitive Proxy Statement.

The description of the 2014 Plan contained herein is qualified in its entirety by reference to the full text of the 2014 Plan, a copy of which is filed as Exhibit 10.2 of this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described further under Item 5.07 of this Current Report on Form 8-K, at the 2014 Annual Meeting, Platform’s stockholders approved an amendment to Platform’s Certificate of Incorporation to increase the number of authorized shares of common stock of Platform (the “Amendment”). The only changes made to the Certificate of Incorporation were in the first paragraph of Article FOURTH, as in effect prior to the Amendment, to increase the total number of shares of common stock that Platform may issue from two hundred million (200,000,000) shares to four hundred million (400,000,000) shares and to reflect a corresponding increase in the aggregate number of shares of capital stock of all classes that may be issued from two hundred and five million (205,000,000) shares to four hundred and five million (405,000,000) shares. The number of authorized shares of preferred stock remains the same at 5,000,000 shares.

The Certificate of Amendment to Platform’s Certificate of Incorporation was filed with the Secretary of State of Delaware on June 12, 2014 and was effective upon filing. A copy of the Certificate of Amendment to Platform’s Certificate of Incorporation is attached as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 12, 2014, Platform held its 2014 Annual Meeting. The proposals submitted to a stockholder vote at the 2014 Annual Meeting are described in detail in the Definitive Proxy Statement. Stockholders present in person or by proxy representing 104,752,224 shares of common stock of Platform (or 86.22% of the outstanding shares of common stock of Platform as of April 21, 2014, the record date for the 2014 Annual Meeting) voted as set forth below:

Proposal 1: Platform’s stockholders elected seven directors, each of whom will serve until the 2015 annual meeting, or until his respective successor is duly elected and qualified. The final voting results with respect to the election of directors were as follows:

Nominees	Voted For	Withheld	Broker Non-Votes
Martin E. Franklin	99,290,136	208,011	5,254,077
Daniel H. Leever	99,488,525	9,622	5,254,077
Ian G.H. Ashken	99,458,225	39,922	5,254,077
Nicolas Berggruen	97,363,511	2,134,636	5,254,077
Michael F. Goss	99,492,225	5,922	5,254,077
Ryan Israel	99,458,025	40,122	5,254,077
E. Stanley O’Neal	99,475,352	22,795	5,254,077

Proposal 2: Platform’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as Platform’s independent registered public accounting firm for the fiscal year ending December 31, 2014, as set forth below:

Voted For	Voted Against	Abstained	Broker Non-Votes
104,751,738	460	26	--

Proposal 3: Platform’s stockholders approved the Amendment to Platform’s Certificate of Incorporation to increase the number of authorized shares of common stock of Platform, as set forth below:

Voted For	Voted Against	Abstained	Broker Non-Votes
93,053,635	11,465,430	233,159	--

Proposal 4: Platform’s stockholders approved the 2013 Plan, as set forth below:

Voted For	Voted Against	Abstained	Broker Non-Votes
89,916,952	9,576,552	4,643	5,254,077

Proposal 5: Platform’s stockholders approved the 2014 Plan, as set forth below:

Voted For	Voted Against	Abstained	Broker Non-Votes
99,384,839	109,293	4,015	5,254,077

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Exhibit Title
3.1	Certificate of Amendment to Platform’s Certificate of Incorporation, dated June 12, 2014
10.1
Platform Specialty Products Corporation Amended and Restated 2013 Incentive Compensation Plan (filed as Appendix A to Platform’s Definitive Proxy Statement, as filed on April 25, 2014, and incorporated herein by reference)

10.2
Platform Specialty Products Corporation 2014 Employee Stock Purchase Plan (filed as Appendix B to Platform’s Definitive Proxy Statement, as filed on April 25, 2014, and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION

June 13, 2014	By:	/s/ Frank J. Monteiro
	Name:	Frank J. Monteiro
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
3.1	Certificate of Amendment to Platform’s Certificate of Incorporation, dated June 12, 2014
10.1
Platform Specialty Products Corporation Amended and Restated 2013 Incentive Compensation Plan (filed as Appendix A to Platform’s Definitive Proxy Statement, as filed on April 25, 2014, and incorporated herein by reference)

10.2
Platform Specialty Products Corporation 2014 Employee Stock Purchase Plan (filed as Appendix B to Platform’s Definitive Proxy Statement, as filed on April 25, 2014, and incorporated herein by reference)